U-VEND, INC 10-Q

EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of U-Vend, Inc. the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 (the Form 10-Q) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2017

/s/ David Graber
David Graber
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)